Exhibit 99.1

Syntel enters definitive agreement to be acquired by Atos S.E.

TROY, Mich. – July 22, 2018 – Syntel, Inc. (Nasdaq:SYNT), a leading global provider of integrated information technology and knowledge process services, today announced that it has entered into a definitive merger agreement with Atos S.E. under which Atos will acquire all outstanding shares of Syntel for $41.00 per share in an all-cash transaction valued at approximately $3.57 billion, including Syntel’s net debt. The transaction was unanimously approved by the full Board of Directors of Syntel based on the unanimous recommendation of a Special Committee of the Board.

Bharat Desai, co-chairman of Syntel said: “This is a very exciting development for Syntel. The Syntel board is committed to maximizing shareholder value and believes that the agreement with Atos achieves that objective and delivers a win-win proposition to our customers and employees.

Our focus at Syntel is to help customers transform and succeed in the digital economy. Since its founding, our “Customer for Life” ethos has guided our investments in high-impact, domain-led services and intellectual property.

I am grateful for the trust and confidence of our customers and the passion, commitment and innovative spirit of our employees. Together they have enabled Syntel to achieve great heights. I am confident that this combination will deliver significant value to all stakeholders.”

Thierry Breton, Chairman and CEO of Atos said: “I am very proud to announce such an important milestone in Atos’s leadership development with the proposed acquisition of Syntel, a leading digital company, established 38 years ago, that perfectly fits our strategic priorities. It represents a transformational step for our Business & Platform Solutions Division as it will significantly enhance our growth and profitability profile through an extended digital services offering, cutting-edge India-based delivery platforms, as well as revenue and cost synergies.

In particular, the highly complementary portfolio, customer base, and geographic footprint of the combination between Atos and Syntel will significantly enhance our presence in North America and accelerate the digital transformation of Atos’s customers.

I am looking forward to welcoming the 23,000 Syntel employees and their very strong management to continue delivering together the highest value to our clients and shareholders.”

Completion of this transaction is subject to regulatory approvals, approval of Syntel’s shareholders and other customary closing conditions. Completion of this transaction is not subject to any financing condition. In connection with the merger agreement, Syntel’s founders and certain of their affiliated entities, who collectively own approximately 51.07% of the outstanding Syntel shares, entered into an agreement with Atos to vote their shares in favor of the merger agreement, subject to their right to terminate their obligations in the event the Syntel Board changes its recommendation to shareholders or if the definitive agreement is terminated. The parties expect to close the transaction during the second half of 2018.

Goldman Sachs & Co. LLC is acting as exclusive financial advisor to Syntel and Sullivan & Cromwell LLP is acting as its legal counsel. Jones Day is legal counsel to Syntel’s founders. Rothschild & Cie, J.P. Morgan Securities PLC and BNP Paribas Corporate Finance are acting as financial advisors to Atos and Weil, Gotshal and Manges LLP is acting as its legal counsel.

Syntel Preliminary Q2 Results

For the second quarter, Syntel expects to report revenue of $249.7 million and earnings per diluted share of $0.49.

Syntel will announce full second quarter results on Thursday July 26.

About Syntel

Syntel (Nasdaq:SYNT) is a leading global provider of integrated information technology and knowledge process services. Syntel helps global enterprises evolve the core by leveraging automation, scaled agile and cloud platforms to build efficient application development and management, testing and infrastructure solutions. Syntel’s digital services enable companies to engage customers, discover new insights through analytics, and create a more connected enterprise through the internet of things. Syntel’s “Customer for Life” philosophy builds collaborative partnerships and creates long-term client value by investing in IP, solutions and industry-focused delivery teams with deep domain knowledge.

To learn more, visit us at www.syntelinc.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or beliefs and on currently available competitive, financial and economic data and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to changes in economic, business, competitive, technological and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of Syntel, including many factors beyond our control. These risks and uncertainties include, but are not limited to, those associated with: the parties’ ability to meet expectations regarding the timing and completion of the merger; the occurrence of any event, change or other circumstance that would give rise to the termination of the merger agreement; the failure to satisfy each of the conditions to the consummation of the merger; the disruption of management’s attention from ongoing business operations due to the merger; the effect of the announcement of the merger on Syntel’s relationships with its customers as well as its operating results and business generally; the outcome of any legal proceedings related to the merger; employee retention as a result of the merger; our ability to maintain a competitive leadership position with respect to the services that we offer; the conduct of our business and operations internationally, including the complexity of compliance with international laws and regulations and risks related to adverse regulatory actions; our ability to deliver new services to the market on time and in a manner sufficient to meet demand; our ability to protect our computer systems and networks from fraud, cyber-attacks or security breaches; our assumptions, judgments and estimates regarding the impact on our business of political instability in markets where we conduct business; uncertainty in the global economic environment and financial markets; the status of our relationships with and condition of third parties, such as our key customers, upon whom we rely in the conduct of our business; our ability to effectively hedge our exposure to interest rate and foreign currency exchange rate fluctuations; and our dependence on our key employees. For a further list and description of the risks and uncertainties affecting the operations of our business, see our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

The forward-looking statements speak only as of the date such statements are made. Syntel is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Syntel by Atos. In connection with the proposed acquisition, Syntel intends to file relevant materials with the SEC, including Syntel’s proxy statement on Schedule 14A. STOCKHOLDERS OF SYNTEL ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SYNTEL’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Syntel stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Syntel. Such documents are not currently available.

Participants in Solicitation

Syntel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Syntel common stock in respect of the proposed transaction. Information about the directors and executive officers of Syntel is set forth in the proxy statement for Syntel’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2018, and Syntel’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed on February 26, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Contacts: Sameer Arora sameer_arora@syntelinc.com and Zaineb Bokhari zaineb_bokhari@syntelinc.com